SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20509

______________________________________________________________________________

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):             September 3, 1995




                        HASTINGS MANUFACTURING COMPANY
            (Exact Name of Registrant as Specified in its Charter)




                                   Michigan
                         (State or Other Jurisdiction
                              of Incorporation)

          1-3574                                        38-0633740
 (Commission File Number)                             (IRS Employer
                                                   Identification Number)

                 325 North Hanover Street
                    Hastings, Michigan                  49058
         (Address of Principal Executive Offices)     (Zip Code)



       Registrant's Telephone Number, Including Area Code:  (616) 945-2491


_______________________________________________________________________________






                        HASTINGS MANUFACTURING COMPANY


Item 2.  Acquisition or Disposition of Assets.

          As previously reported on Form 8-K, dated September 18, 1995, effective on September 3, 1995, the Company entered into an agreement and sold its filter product line of assets to CLARCOR Inc. of Rockford, Illinois. The sales price, which is subject to final adjustment, amounted to $13,970,000. The sale did not include filter-related accounts receivable of approximately $5,725,000, which were retained for collection by the Company.

           There is no relationship between CLARCOR Inc. and the Company or any of its subsidiaries, any director or officer of the Company, or any associate of any such director or officer.

          The purpose of this amendment of the Form 8-K dated September 18, 1995, is to include the required pro forma financial information which was not previously available.

Item 7.  Financial Statements and Exhibits.

     (b) The pro forma financial information required by this Item follows on pages 2 - 7 and is filed as part of this report.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HASTINGS MANUFACTURING COMPANY



November 14, 1995                  By: /s/ Thomas J. Bellgraph
                                       Thomas J. Bellgraph, Treasurer

                      HASTINGS MANUFACTURING COMPANY


           Pro Forma Condensed Consolidated Financial Statements
                                (Unaudited)


          Effective on September 3, 1995, the Company entered into an agreement and sold its filter product line of assets to CLARCOR Inc. (CLARCOR) of Rockford, Illinois. The sales price, which is subject to final adjustment, amounted to $13,970,000. The sale did not include filter-related accounts receivable of approximately $5,725,000, which were retained for collection by the Company. Certain filter component parts inventory, located at the Company's Hastings, Michigan plant, was not included in the sale as the Company, as discussed below, will continue to supply CLARCOR with component parts during a transition period. CLARCOR did not assume any liabilities of the Company relating to the filter operations being sold.

          The Company and CLARCOR also entered into a Transition Agreement, dated September 3, 1995. The Transition Agreement provides for the Company's manufacture and supply to CLARCOR of certain filter component parts until certain manufacturing equipment, located at the Company's Hastings, Michigan plant, can be moved and set up at CLARCOR's plant facilities. It also provides for the reimbursement of certain administrative costs directly related to the manufacture and supply of filter components to CLARCOR. It is estimated the transition period will be completed by mid-1996.

          The unaudited pro forma consolidated balance sheet on pages 3 and 4 sets forth the estimated effect on the Company as if the sale occurred on June 30, 1995, and is based on the Company's historical condensed consolidated balance sheet as of June 30, 1995. The unaudited pro forma condensed consolidated statements of operations on pages 5 and 6 set forth the estimated effect on the Company as if the sale occurred on January 1, 1994, and are based upon the Company's historical consolidated statements of operations for the six months ended June 30, 1995 and year ended December 31, 1994. This pro forma information has been prepared using the assumptions set forth in the notes to pro forma condensed consolidated financial statements on page 7.

                         HASTINGS MANUFACTURING COMPANY

                Pro Forma Condensed Consolidated Balance Sheet
                                  (Unaudited)

                                 June 30, 1995


                                                                              Pro forma
                                               Historical          Adjustments            Adjusted
Assets

Current Assets
      Cash and cash equivalents             $      521,498        13,035,609 (a)     $   5,420,902
                                                                  (8,136,205)(b)

      Accounts receivable                        9,271,080                               9,271,080
      Refundable income taxes                      387,218          (109,895)(a)           277,323
      Inventories                               14,780,743        (6,161,586)(a)         8,619,157
      Prepaid expenses and other assets             89,036                                  89,036
      Future income tax benefits                 2,294,982          (211,001)(a)         2,083,981
Total Current Assets                            27,344,557        (1,583,078)           25,761,479

Net Property and Equipment                      13,057,951        (5,792,237)(a)         7,265,714

Intangible Pension Asset                         1,426,580                               1,426,580

Future Income Tax Benefits                       4,685,686           347,798 (a)         5,033,484

Other Assets                                       146,747                                 146,747
                                            $   46,661,521        (7,027,517)         $ 39,634,004

See notes to pro forma condensed consolidated financial statements.

                         HASTINGS MANUFACTURING COMPANY

                Pro Forma Condensed Consolidated Balance Sheet
                                  (Unaudited)

                                 June 30, 1995


                                                                                         Pro forma
                                                      Historical           Adjustments               Adjusted
Liabilities and Stockholders' Equity

Current Liabilities
      Notes payable to banks                      $    6,900,000          (6,900,000) (b)     $             -
      Accounts payable                                 1,704,639                                    1,704,639
      Accruals                                         2,842,731             828,962  (a)           3,671,693
      Current portion of postretirement
        benefit obligation                             1,473,374                                    1,473,374
      Current maturities of long-term debt             1,778,800            (253,800) (b)           1,525,000
Total Current Liabilities                             14,699,544          (6,324,838)               8,374,706

Long-Term Debt, less current
      maturities                                       5,365,755            (982,405) (b)           4,383,350

Pension and Deferred Compensation
      Obligations, less current portion                3,368,354             320,078  (a)           3,688,432

Postretirement Benefit Obligation,
      less current portion                            15,404,285                                   15,404,285
Total Liabilities                                     38,837,938          (6,987,165)              31,850,773

Stockholders' Equity
      Preferred stock                                          -                                            -
      Common stock                                       777,336                                      777,336
      Additional paid-in capital                         147,384                                      147,384
      Retained earnings                                9,462,532             (40,352) (a)           9,422,180
      Cumulative foreign currency
        translation adjustment                          (621,895)                                    (621,895)
      Pension obligation adjustment                   (1,941,774)                                  (1,941,774)
Total Stockholders' Equity                             7,823,583             (40,352)               7,783,231
                                                  $   46,661,521          (7,027,517)         $    39,634,004

See notes to pro forma condensed consolidated financial statements.

                         HASTINGS MANUFACTURING COMPANY

                Pro Forma Condensed Consolidated Balance Sheet
                                  (Unaudited)

                         Six months ended June 30, 1995


                                                                          Pro forma
                                         Historical          Adjustments            Adjusted
Net Sales                            $   35,088,882         (17,671,128) (c)    $  17,417,754

  Cost of Sales                          24,816,851         (14,069,638) (c)       10,747,213
     Gross profit                        10,272,031          (3,601,490)            6,670,541

  Expenses
     Advertising                            604,263            (473,619) (c)          130,644
     Selling                              4,389,368          (2,466,904) (c)        1,922,464
     General and administrative           5,547,131          (1,509,411) (c)        4,037,720
     Interest expense                       480,289            (283,610) (d)          196,679
     Other, net                              20,382              51,329  (c)           71,711
       Total expenses                    11,041,433          (4,682,215)            6,359,218

  Income (loss) before income
     tax expense (benefit)                 (769,402)          1,080,725               311,323

  Income Tax Expense (Benefit)             (275,000)            432,000  (e)          157,000

  Net Income (Loss)                  $     (494,402)            648,725         $     154,323

  Net Income (Loss) Per Share
     Of Common Stock                 $        (1.27)                            $        0.40

  Average Shares of Common
     Stock Outstanding                      388,668                                   388,668


See notes to pro forma condensed consolidated financial statements.










                                      -5-
                        HASTINGS MANUFACTURING COMPANY

           Pro Forma Condensed Consolidated Statement of Operations
                                  (Unaudited)

                          Year ended December 31, 1994

                                                                             Pro forma
                                          Historical            Adjustments            Adjusted
Net Sales                             $   74,572,222          (40,369,845) (c)    $   34,202,377

Cost of Sales                             50,818,049          (30,601,853) (c)        20,216,196
      Gross profit                        23,754,173           (9,767,992)            13,986,181

Expenses
      Advertising                          1,140,347             (826,502) (c)           313,845
      Selling                              9,715,649           (6,153,812) (c)         3,561,837
      General and administrative          11,306,271           (3,603,907) (c)         7,702,364
      Interest expense                       920,835             (426,335) (d)           494,500
      Other, net                            (106,850)              61,973  (c)           (44,877)
        Total expenses                    22,976,252          (10,948,583)            12,027,669

Income before income tax expense             777,921            1,180,591              1,958,512

Income Tax Expense                           329,000              472,000  (e)           801,000

Net Income                            $      448,921              708,591         $    1,157,512

Net Income Per Share of
      Common Stock                    $         1.16                              $         2.98

Average Shares of Common
      Stock Outstanding                      388,572                                     388,572


See notes to pro forma condensed consolidated financial statements.












                       -6-

                        HASTINGS MANUFACTURING COMPANY

          Notes To Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)

          The filter operations of the Company comprised a portion of the Company's one business segment, automotive replacement parts. As such, the sale of the filter product line was accounted for as a sale of a portion of a segment of a business.

          For purposes of the accompanying pro forma condensed consolidated statements of operations, revenue and expense amounts related to the transition activities, discussed on page 2, have not been included as such activities are not considered to be continuing in nature.

          The pre-tax loss on sale, amounting to $67,254, after consideration of all direct costs and expenses associated with the sale, is included in the Company's condensed consolidated financial statements for the quarter ended September 30, 1995. This amount has not been included in the accompanying pro forma condensed consolidated statements of operations.

          The following notes describe the pro forma adjustments included in the accompanying pro forma condensed consolidated financial statements.

     (a)  To record the sale of the filter product line.

     (b) Repayment of short and long-term borrowings with a portion of the proceeds from the sale.

     (c)  To remove filter product line revenues and estimated expenses.

     (d) Interest expense related to short and long-term borrowings which were repaid with a portion of the proceeds from the sale.

     (e)  Tax effect at 40% of the pro forma adjustments.

          Pro forma adjustments have not been made to reflect interest earnings on the excess cash generated by the sale.

          Historical and pro forma - adjusted amounts included in the accompanying pro forma condensed consolidated balance sheet as of June 30, 1995, include approximately $4,925,000 of filter-related accounts receivable which were retained for collection by the Company and approximately $1,550,000 of filter component parts for use in supplying CLARCOR during the transition period. In addition, filter-related accounts payable and accruals are included in both the historical and pro forma amounts as such were not assumed by CLARCOR and are not separately identifiable from remaining operations of the Company.



                       -7-